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                                                                    EXHIBIT 10.8

                           SECURITIES PLEDGE AGREEMENT

      Securities Pledge Agreement dated May 14, 2004 made by BST Acquisition Ltd. (the "PURCHASER") and Steelbank Inc. (the "CORPORATION") to and in favour of Barry Seigel, Jeffrey Greenberg and Mark Madigan (collectively, the "VENDORS").

      RECITALS:

      (a) The Vendors, the Purchaser and Tarpon Industries, Inc. (the "PRINCIPAL") have entered into a share purchase agreement dated April 2, 2004 as amended by amending agreement dated May 5, 2004 (the "PURCHASE AGREEMENT") providing for the purchase by the Purchaser from the Vendors of all of the issued and outstanding shares in the capital of the Corporation (the "SHARES");

      (b) As part of the consideration for such purchase, the Purchaser (i) issued to the Vendors a promissory note dated the date hereof in the principal amount of $800,000.00 ("NOTE A") pursuant to Section 2.3(b) of the Purchase Agreement, (ii) issued to each of the Vendors a promissory note in the principal amount of $135,000.00 (collectively, the "NOTES B") pursuant to Section 2.3(c) of the Purchase Agreement, and (iii) agreed to pay to the Vendors an amount equal to $375,000.00 of the purchase price for the Shares in the form of common shares in the capital of the Principal pursuant to and in accordance with the provisions of Section 2.3(d) of the Purchase Agreement (the "COVENANT");

      (c) The Corporation has delivered to the Vendors a general security agreement dated the date hereof in favour of the Vendors (the "GSA") and a guarantee dated the date hereof in favour of the Vendors (the "GUARANTEE"), pursuant to Section 2.3(b) of the Purchase Agreement;

      (d) The Purchaser and the Corporation (individually, a "PARTY" and collectively, the " PARTIES") have executed and delivered this Agreement to and in favour of the Vendors as security for the payment and performance of the Obligations (hereinafter defined) and as an essential and necessary condition (for the exclusive benefit of the Vendors) to the completion of the transactions contemplated by the Purchase Agreement;

      (e) All references herein to dollars or currency shall refer to lawful currency of Canada.

      In consideration of the foregoing and the payment of Ten Dollars ($10.00) by each of the Vendors to each of the Parties, and other good and valuable consideration (the receipt and adequacy of which are acknowledged), the Parties covenant and agree as follows:

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1.    GRANT OF SECURITY

(1) The Purchaser hereby pledges, assigns and hypothecates (the "PLEDGE") to and in favour of the Vendors and grants to the Vendors a security interest (to which the Personal Property Security Act (Ontario) (the "PPSA") applies) in the securities described in Schedule "A" annexed hereto and constituting all of the issued and outstanding shares in the capital of the Corporation (and herewith delivers to and deposits with the Vendors all share certificates evidencing all such securities, duly endorsed in favour of the Vendors (one-third as to each Vendor)) (collectively, together with the dividends, moneys, rights and claims hereinafter referred to and the securities referred to in Section 1(2) hereof, the "SECURITIES"), and other moneys now or hereafter received or declared in respect of the Securities and all other rights and claims of the Purchaser in respect of the Securities.

(2) The Securities shall also include (if applicable) any and all substitutions, additions or proceeds arising out of any consolidation, subdivision, reclassification, stock dividend or similar increase or decrease in, or alteration to, the share capital of the Corporation, including any shares issued to the Purchaser pursuant to Section 3(4)(d) hereof.

2.    OBLIGATIONS SECURED

(1) The Pledge and security interests granted hereby (the "SECURITY INTEREST") secure (i) the performance by the Purchaser of its obligations, as and when due, under Note A and each of Notes B; (ii) the fulfillment of the Covenant; and the obligations of the Corporation under the Guarantee (collectively, and together with the expenses, costs and charges set out in Section 2(2) hereof, the "OBLIGATIONS").

(2) All expenses, costs and charges incurred by or on behalf of the Vendors in connection with this Agreement, the Security Interest or the Securities, including but not limited to all legal fees (on a solicitor-and-his-own-client basis), court costs, receiver's or agent's remuneration and other expenses incurred in taking possession of, protecting, insuring, preparing for disposition, realizing, collecting, selling, transferring, delivering or obtaining payment for the Securities, and of taking, defending or participating in any action or proceeding in connection with any of the foregoing matters or otherwise in connection with the Vendors' interest in the Securities, or relating to the enforcement of this Agreement, shall be added to and form a part of the Obligations.

(3) The Purchaser acknowledges that (i) adequate and sufficient value has been given, (ii) it has rights in the Securities, (iii) it has not agreed to postpone the time of attachment of the Security Interest, and (iv) it has received a duplicate original copy of this Agreement.

3.    RIGHTS AND OBLIGATIONS OF THE PURCHASER

(1) Until the Security Interest has become enforceable, the Purchaser shall be entitled to exercise all rights associated with the ownership of the Securities, including without limitation the right to receive cash dividends, save and except as such rights may

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      otherwise be restricted, limited or otherwise affected under or pursuant to this Agreement.

(2) Whenever the Security Interest has become enforceable, all rights of the Purchaser to vote or to receive dividends shall cease and all such rights shall become vested solely and absolutely in the Vendors.

(3) Any dividends received by the Purchaser contrary to this Section 3 or any other moneys or property which may be received by the Purchaser at any time for, or in respect of, the Securities shall be received as trustee for the Vendors and shall be immediately paid over to the Vendors.

(4) At any time prior to December 31, 2004 except with the prior written consent of the Vendors, such consent to be at the sole and unfettered discretion of the Vendors, the Purchaser shall not permit the Corporation to and the Corporation shall not:

      (a) alter the rights, privileges, restrictions or conditions attaching to the Securities in any regard whatsoever, (the "SHARE CONDITIONS") save and except as provided in Sections 3(4)(b) and (d) below;

      (b) amend the articles of incorporation of the Corporation (the "Articles") provided that if any amendment of the Articles (i) does not alter the Share Conditions in any regard whatsoever; (ii) does not in any manner affect any of the Vendors' rights hereunder (or any of the Purchaser's or the Corporation's obligations, hereunder); and (iii) no Event of Default (as hereinafter defined) has occurred, then the Corporation may amend the Articles without requiring the consent of the Vendors;

      (c)   amalgamate with another corporation;

      (d) issue any shares in the capital of the Corporation or issue any options, warrants or any other type of security relating to the equity in the Corporation (save and except only to the Purchaser, in which event no consent of the Vendors shall be required, provided that any such shares, options, warrants or other type of security issued or provided to the Purchaser automatically become pledged, charged and assigned to the Vendors as part of the Securities);

      (e) reduce or make any distribution of its capital, or redeem, purchase or otherwise retire or pay for any shares of its present or future capital stock; and

      (f) terminate the corporate existence of the Corporation, whether by winding-up, dissolution, surrender of charter or otherwise.

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4.    ENFORCEMENT

Upon the occurrence of any of the following events (each an "EVENT OF DEFAULT") and as of the time of any such occurrence, (i) the Obligations shall automatically become due and payable in full and required to be fully performed (as the case may be), (ii) the Security Interest shall become fully enforceable against the Purchaser, and (iii) all of the rights and remedies hereby conferred upon the Vendors (and otherwise conferred upon the Vendors as a secured party pursuant to the PPSA) shall become fully enforceable:

      (a) any of the Parties does any act in breach of, or defaults in the observance or performance of any of the provisions of this Agreement;

      (b)   a default occurs under any of the Obligations; or

      (c)   a default occurs under the GSA.

5.    REMEDIES

      Upon the occurrence of an Event of Default, the Vendors may, at any time, in their sole and unfettered discretion (subject to compliance with applicable law), (i) realize upon or otherwise dispose of or contract to dispose of the Securities by sale, transfer or delivery, or (ii) exercise and enforce all rights and remedies of a holder of the Securities as the absolute owner thereof, all without demand of performance or other demand, advertisement or notice of any kind to or upon the Purchaser. Any remedy may be exercised separately or in combination and shall be in addition to, and not in substitution for, any other rights the Vendors may have, however created. The Vendors shall not be bound to exercise any right or remedy, and the exercise of rights and remedies shall be without prejudice to the rights of the Vendors in respect of the Obligations including but not limited to the right to claim for any deficiency.

6.    APPOINTMENT OF ATTORNEY

      The Purchaser hereby irrevocably appoints the Vendors or any of them as attorney of the Purchaser (with full power of substitution) to do, make and execute in the name of and on behalf of the Purchaser, if and when the Security Interest has become enforceable hereunder, all such further acts, documents, matters and things which the Vendors may deem necessary or advisable to accomplish the purposes of this Agreement, and, if and when the Security Interest has become enforceable hereunder, the Vendors or their nominees and transferees are empowered to exercise all rights and powers and to perform all acts of ownership with respect to the Securities to the same extent as the Purchaser would otherwise be empowered but for this Agreement. All acts of any such attorney are ratified and approved, and the attorney shall not be liable for any act, failure to act or any other matter or thing in connection therewith.

7.    STANDARDS OF SALE

      The Vendors shall have the right, at their option, to dispose of the Securities in any manner whatsoever that they deem appropriate (subject to compliance with applicable law),

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and the Purchaser hereby expressly acknowledges (but without implication of any limitation whatsoever) that:

      (a)   The Securities may be disposed of in whole or in part;

      (b) The Securities may be disposed of by public auction, public tender or private contract;

      (c)   Any assignee of such Securities may be the Vendors or any of them;

      (d) Any sale conducted by the Vendors shall be at such time and place in accordance with such procedures as the Vendors may deem advantageous;

      (e) A disposition of Securities shall be on such terms and conditions (including but not limited to as to credit or otherwise) as the Vendors may deem advantageous; and

      (f) The Vendors may establish an upset or reserve bid or price in respect of the Securities.

8.    DEALING WITH THE SECURITIES

      The Vendors shall not be obliged to pursue or exhaust its recourse against any of Parties or against any other security or securities the Vendors may hold before realizing upon or otherwise dealing with the Securities in such manner as the Vendors consider advisable (subject to compliance with applicable law), and the Vendors may (at their option) grant time, renewals, extensions, indulgences, releases and discharges to, may take securities from and give the same and any and all existing securities up to, may abstain from taking securities from, or from perfecting securities of, may accept compositions from and may otherwise deal with any or all of the Parties and all others and all other securities (including but not limited to the Securities hereby pledged or any part thereof), as the Vendors may see fit, all without prejudice to the right of the Vendors to seize, hold, deal with and realize on the Securities hereby pledged to the Vendors, in any manner whatsoever that the Vendors consider desirable (subject to compliance with applicable law).

9.    DEALINGS BY THIRD PARTIES

(1) No person dealing with the Vendors or an agent or receiver shall be required to determine (i) the necessity or expediency of the stipulations and conditions subject to which any sale shall be made, or (ii) how any money paid to the Vendors has been applied.

(2) The Purchaser acknowledges, covenants and agrees that any assignee or transferee of the Securities from the Vendors (including but not limited to the Vendors themselves) shall hold the Securities absolutely, free from any claim or right of whatever kind, including but not limited to any equity of redemption, of the Purchaser, which right or equity the Purchaser specifically waives (to the fullest extent permitted by law) as against any such assignee or transferee together with all rights of redemption, stay or

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      appraisal which the Purchaser has or may have under any rule of law or statute now existing or hereafter adopted.

10.   SUPPLEMENTAL SECURITY

      This Agreement is in addition and without prejudice to and supplemental to any and all other security now held or which may hereafter be held by the Vendors. The Vendors may realize upon or enforce all or part of any security held by the Vendors in any order that the Vendors desire and any such realization upon or enforcement by any means of any security (hereunder or otherwise) shall not limit or affect the realization upon or enforcement of the Security Interest or any other security.

11.   NO MERGER

      This Agreement shall not operate by way of merger of any of the Obligations and no judgment recovered by the Vendors shall operate by way of merger of, or in any way affect, the Security Interest, which is in addition to, and not in substitution for, any other security held by the Vendors in respect of the Obligations.

12.   TIME OF ESSENCE

      Time shall be strictly of the essence of this Agreement and of every part thereof and no extension or variation of this Agreement shall operate as a waiver of this provision.

13.   WAIVERS, ETC.

      No failure on the part of the Vendors to exercise, and no delay in exercising, any right under any of this Agreement shall operate as a waiver of such right; nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right.

14.   FURTHER ASSURANCES

      The Parties shall from time to time, whether before or after the Security Interest shall have become enforceable, do all such acts and things and execute and deliver all such transfers, assignments and instruments as the Vendors may reasonably require for (i) protecting the Securities, (ii) perfecting the Security Interest, and (iii) exercising all powers, authorities and discretions hereby conferred upon the Vendors. The Purchaser shall, from time to time after the Security Interest has become enforceable, do all such acts and things and execute and deliver all such transfers, assignments and instruments as the Vendors may request for facilitating the sale, transfer, or other disposition of the Securities.

15.   NOTICES

      Any notices, directions and other communications provided for in this Agreement shall be in writing and given in accordance with the provisions of the Purchase Agreement.

16.   DISCHARGE

      The Security Interest shall be discharged upon, but only upon, the full and complete payment and performance of the Obligations. Upon such discharge of the Security Interest

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and at the request and expense of the Purchaser, the Vendors shall execute and deliver to the Purchaser such releases and discharges of the Security Interest as the Purchaser may reasonably require.

17.   HEADINGS, ETC.

      The division of this Agreement into Sections and the insertion of headings in this Agreement are for convenience of reference only and are not to affect the interpretation of this Agreement or any part thereof. In construing this Agreement, all words and personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties referred to in each case require, and the verb agreeing therewith shall be construed as agreeing with the required word and pronoun. Words such as "hereunder", "hereto", "hereof, "herein", and other words commencing with "here", shall, unless the context clearly indicates the contrary, refer to the whole of this Agreement and not to any particular Section or part thereof.

18.   SEVERABILITY

      If any provision of this Agreement shall be deemed by a court of competent jurisdiction to be invalid, void or unenforceable at law, then such provision shall be deemed to be severed from this Agreement and the remaining provisions shall remain in full force and effect and binding.

19.   GOVERNING LAW

      This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. The Parties hereby irrevocably attorn and covenant to submit in any suit, action or other legal proceeding arising out of or related to this Agreement to the jurisdiction of the courts of the Province of Ontario.

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20.   SUCCESSORS AND ASSIGNS

      This Agreement shall be binding upon the Parties and their respective successors (including but not limited to successors by continuance or amalgamation), and shall enure to the benefit of the Vendors and each of their respective heirs, executors, administrators, personal legal representatives, successors and assigns. This Agreement may not be assigned by any of the Parties, in whole or in part, without the prior express written consent of the Vendors.

      IN WITNESS WHEREOF the Parties have duly executed this Agreement.

                                                BSTACQUISITION LTD.

                                                By: /s/ CHARLES E. VANELLA
                                                    ----------------------------
                                                    Authorized Signing Officer
                                                    Name:
                                                    Title:
                                                    I have the authority to bind
                                                    the Purchaser

                                                STEELBANK INC.

                                                By: /s/ PETER FARQUHAR
                                                    ----------------------------
                                                      Authorized Signing Officer
                                                      Name: PETER FARQUHAR
                                                      Title: DIRECTOR
                                                      I have the authority to
                                                      bind the Corporation